                                                                Exhibit 110.32.8

STATE OF TEXAS                                    HHSC CONTRACT NO. 529-00-139-N

COUNTY OF TRAVIS

                                  AMENDMENT 14
                      TO THE AGREEMENT BETWEEN THE HEALTH &
                            HUMAN SERVICES COMMISSION
                                       AND
                             AMERIGROUP TEXAS, INC.
                              FOR HEALTH SERVICES
                                     TO THE
                      CHILDREN'S HEALTH INSURANCE PROGRAM

     THIS CONTRACT AMENDMENT (the "Amendment") is entered into between the HEALTH & HUMAN SERVICES COMMISSION ("HHSC"), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC., ("CONTRACTOR"), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 1200 E. COPELAND ROAD, SUITE 200, ARLINGTON, TEXAS. HHSC and CONTRACTOR may be referred to in this Amendment individually as a "Party" and collectively as the "Parties."

     The Parties hereby agree to amend their original contract, HHSC contract number 529-00-139 (the "Agreement"), as set forth in Article 2 of this Amendment.

                               ARTICLE 1. PURPOSE.

SECTION 1.01 AUTHORIZATION.

     This Amendment is executed by the Parties in accordance with Article 8 of the Agreement.

SECTION 1.02 EFFECTIVE DATE OF CHANGES

     (a) General effective date of changes.

     Except as specified below, this Amendment is effective SEPTEMBER 1, 2005, and terminates on the Expiration Date of the Agreement, unless extended or terminated sooner by HHSC in accordance with the Agreement.

             ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES.

SECTION 2.01 CONFIRMATION OF TERM OF AGREEMENT AND EXPIRATION DATE.

     (a) In this Amendment, the Parties extend the term of the Agreement through August 31, 2006 (unless extended or terminated sooner by HHSC in accordance with the Agreement) and set forth the time and manner of premium payments for members covered by CONTRACTOR from September 1, 2005, through August 31, 2006.

     (b) The Parties hereby clarify and confirm that:

          (1) the term of the Agreement is through August 31, 2006, unless extended or terminated sooner by HHSC in accordance with the Agreement; and

          (2) the definition of "Expiration Date" in Article 3 of the Agreement is revised to mean "August 31, 2006."

SECTION 2.02 MODIFICATION TO ARTICLE 3, DEFINITIONS

     Article 3, Definitions, is modified by with the addition of a new definition as follows:

                    ""AFFILIATE" means any individual or entity owning or
               holding more than a five percent (5%) interest in the CONTRACTOR or in which the CONTRACTOR holds more than a five percent (5%) interest; any parent entity; or subsidiary entity of the CONTRACTOR, regardless of the organizational structure of the entity."

SECTION 2.03 MODIFICATION TO ARTICLE 10, TERMS AND CONDITIONS OF PAYMENT

     Section 10.01, Monthly Premium Payments, is modified with the addition of a new subsection (e) as follows:

                    "SECTION 10.01 MONTHLY PREMIUM PAYMENTS.

                    (e) CONTRACTOR will be required to provide in a timely
               manner financial and statistical information necessary in the capitation rate determination process. Encounter data provided by CONTRACTOR must conform to all HHSC requirements. Encounter data containing non-compliant information, including, but not limited to, inaccurate member identification numbers, inaccurate provider identification numbers, or diagnosis or procedure codes insufficient to adequately describe the diagnosis or medical procedure performed, will not be considered in the CONTRACTOR'S experience for rate-setting purposes.

                    Information or data, including complete and accurate
               encounter data, as requested by HHSC for rate-setting purposes, must be provided by CONTRACTOR to HHSC: (1) within thirty (30) days of receipt of the letter from HHSC requesting the information or data; and (2) no later than March 31st of each year.

SECTION 2.04 MODIFICATION TO ARTICLE 10, TERMS AND CONDITIONS OF PAYMENT

     Section 10.02. Time and manner of premium payment, is modified with the addition of a new subsection (f), as follows:

                    "SECTION 10.02 TIME AND MANNER OF PREMIUM PAYMENT.

                    (f) For the period beginning September 1, 2005, and ending
               August 31, 2006, CONTRACTOR will be entitled to a payment in accordance with this subsection (f). CONTRACTOR will be paid based on per member/per month premiums and new and current enrollment figures (including disenrollment adjustments to previous monthly enrollment totals). The Administrative Services Contractor will convey premiums payable information to CONTRACTOR for data reconciliation and to the Management Services Contractor. CONTRACTOR must reconcile the data and report any errors to the Management Services Contractor by the cut-off date of the next month. The Management Services Contractor will pay CONTRACTOR by the first business day following the 14th day of each month.

               CONTRACTOR must accept payment for premiums by direct deposit into CONTRACTOR'S account. For the period beginning September 1, 2005, and ending August 31, 2006, the premium rates are:

CSA#   Under Age 1   Ages 1-5   Ages 6-14   Ages 15-18
----   -----------   --------   ---------   ----------
CSA2     $378.14      $78.52      $52.11      $101.71
CSA6     $308.48      $64.04      $42.51      $ 83.64

                    CONTRACTOR does not bill HHSC, the Administrative Services
               Contractor, other state agencies, or institutions for the monthly premium payment."

SECTION 2.05 MODIFICATION TO ARTICLE 10, TERMS AND CONDITIONS OF PAYMENT

     Section 10.03, Delivery Supplement Payment, is modified as follows:

                    "SECTION 10.03 DELIVERY SUPPLEMENTAL PAYMENT (DSP).

                    HHSC shall pay to CONTRACTOR a one-time-per-pregnancy
               Delivery Supplemental Payment (DSP) in the amount of $3,000.00 for each live or still-birth delivery. The one-time payment is made regardless of whether there is a single birth or multiple births at the time of delivery. For purposes of this section, a "delivery" is the birth of a live-born infant, regardless of the duration of the pregnancy, or a stillborn (fetal death) infant of 22 weeks or more gestation.

                    CONTRACTOR should make its best effort to report all
               deliveries to the Administrative Services Contractor within 10 days of the delivery and no later than 45 days from the date of delivery. No DSP will be made for deliveries that are not reported by CONTRACTOR to the Administrative Services Contractor within 120 days from the receipt of claim, or within 60 days from the date of discharge from the hospital for the stay related to the delivery, whichever is later.

                    CONTRACTOR must also submit a monthly DSP report to HHSC
               that includes the data elements specified by HHSC. The report to HHSC must be submitted in the format specified by HHSC in Appendix E.8 to this Agreement. The report must include only unduplicated deliveries. The report must include only deliveries for which CONTRACTOR has made a payment for the delivery, to either a hospital or other provider. No DSP will be made for deliveries which are not reported by CONTRACTOR to HHSC within 120 days after the date of delivery, or within 60 days from the date of discharge from the hospital for the stay related to the delivery, whichever is later.

                    CONTRACTOR must maintain complete claims and adjudication
               disposition documentation, including paid and denied amounts for each delivery. CONTRACTOR must submit the documentation to HHSC within five (5) days from the date of a HHSC request for documentation.

                    HHSC reserves the right to audit the claims submitted for
               DSP to ensure the accuracy of those claims. The DSP will be paid to

          CONTRACTOR as part of the monthly premium payment after receiving an accurate report from CONTRACTOR."

SECTION 2.06 MODIFICATION TO ARTICLE 11, CHIP ELIGIBILITY, ENROLLMENT, DISENROLLMENT, AND COST-SHARING

     Section 11.06, Cost-Sharing, is modified as follows:

                                CHIP COST SHARING
                            (as of September 1, 2005)

SIX-MONTH ENROLLMENT FEES:                   CHARGE
--------------------------                   ------
At or below 133% of FPL                       $ 0
133% up to and including 150% of FPL          $25
Above 150% up to an including 185% of FPL     $35
Above 185% up to and including 200% of FPL    $50

CO-PAYS & DEDUCTIBLES (PER VISIT):
AT OR BELOW 100% OF FPL                      CHARGE
----------------------------------           ------
Office Visit                                 $   3
ER                                           $   3
Generic Drug                                 $   0
Brand Drug                                   $   3
Co-pay Cap                                    1.25% (of family's income)
Deductible, non-institutional                $   0
Deductible, institutional                    $   0
Facility Co-pay, Inpatient                   $  10
Facility Co-pay, Outpatient                  $   0
101% TO 150% OF FPL
Office Visit                                 $   5
ER                                           $   5
Generic Drug                                 $   0
Brand Drug                                   $   5
Co-pay Cap                                    1.25% (of family's income)
Deductible, non-institutional                $   0
Deductible, institutional                    $   0
Facility Co-pay, Inpatient (per admission)   $  25
Facility Co-pay, Outpatient                  $   0
151% TO 185% OF FPL.
Office Visit                                 $   7
ER                                           $  50
Generic Drug                                 $   5
Brand Drug                                   $  20
Co-pay Cap                                     2.5% (of family's income)
Deductible, non-institutional                $   0
Deductible, institutional                    $   0
Facility Co-pay, Inpatient (per admission)   $  50
Facility Co-pay, Outpatient                  $   0
186% TO 200% OF FPL
Office Visit                                 $  10
ER                                           $  50
Generic Drug                                 $   5
Brand Drug                                   $  20

                                CHIP COST SHARING
                            (as of September 1, 2005)

Co-pay Cap                                    2.5% (of family's income)
Deductible, non-institutional                $  0
Deductible, institutional                    $  0
Facility Co-pay, Inpatient (per admission)   $100
Facility Co-pay, Outpatient                  $  0

SECTION 2.07 MODIFICATION TO ARTICLE 12, SCOPE OF CHIP COVERED SERVICES

     Section 12.03, Value-added Services, is modified as follows:

                    "SECTION 12.03 VALUE ADDED SERVICES.

                    CONTRACTOR must also provide or arrange for the provision of the Value-added services, offered by CONTRACTOR in its proposal. CONTRACTOR must provide these Value-added Services at no additional cost to HHSC. CONTRACTOR must not pass on the cost of the Value-added Services to providers. CONTRACTOR must specify the conditions and specific parameters regarding the delivery of the Value-added Services in CONTRACTOR'S marketing materials and evidence of coverage or member handbook. CONTRACTOR must clearly state to Members any limitations or conditions specific to the Value-added Services.

                    Value-added Services can be added or removed only by written amendment of this Agreement one time per fiscal year to be effective September 1 of the fiscal year, except when services are amended by HHSC during the fiscal year. CONTRACTOR cannot include a Value-added Service in any material distributed to Members or prospective Members until this Agreement has been amended to include that Value-added Service.

                    If a Value-added Service is deleted by amendment, CONTRACTOR must notify each Member that the service is no longer available through CONTRACTOR. CONTRACTOR must also revise all materials distributed to prospective Members to reflect the change in Value-added Services."

SECTION 2.08 MODIFICATION TO ARTICLE 17, REPORTING REQUIREMENTS

     Article 17. Reporting Requirements, is modified with the addition of a new
Section 17.17 as follows:

                    "SECTION 17.17 CONTRACTOR AGREEMENTS WITH THIRD PARTIES.

                    a) An agreement between CONTRACTOR and a third party
               (including affiliates or other related entities) whereby the third party receives all or a portion of the Capitation Payment or other payment made to CONTRACTOR, pursuant to or related to the execution of this contract, must be in writing.

                    b) An agreement between CONTRACTOR and a third party
               (including affiliates or other related entities) whereby the third party receives payment or other consideration (whether a lump sum or series of payments or services) totaling $10,000 or more in any fiscal year, pursuant to or related to the execution of this contract, must be in writing.

                    c) All agreements described in subsections (a) and (b) must show the dollar amount, the percentage of money, or the value of any consideration that is being paid to the third party.

                    d) All agreements whereby CONTRACTOR receives rebates,
               recoupments, discounts, payments, or other consideration from a third party (including affiliates or other related entities), pursuant to or related to the execution of this contract, must be in writing.

                    e) All agreements described in subsection (d) must show the dollar amount, the percentage of money, or the value of any consideration that CONTRACTOR is receiving from the third party.

                    f) Copies of agreements described in subsections (a), (b), and (d) valued at less than $100,000 for the fiscal year must be maintained and available for review by HHSC.

                    g) Copies of agreements described in subsections (a), (b), and (d) valued at $100,000 or more for the fiscal year must be submitted to HHSC by September 30, 2005. Copies of agreements that are entered into after the effective date of this contract must be submitted to HHSC no later than 30 days prior to the date of execution of the agreement.

                    h) This section shall not apply to those agreements that are covered under Section 15.01 (Provider Subcontracts) or Article 19 (Non-Provider Subcontracting)."

SECTION 2.09 MODIFICATION TO ARTICLE 19, NON-PROVIDER SUBCONTRACTING

     Section 19.01, Written Subcontracts, is modified as follows:

                    "SECTION 19.01 WRITTEN SUBCONTRACTS.

                    CONTRACTOR must enter into written contracts with all
               Non-Provider Subcontractors and maintain copies of the Subcontracts in CONTRACTOR'S administrative office. CONTRACTOR must submit two copies of all Non-Provider Subcontracts to HHSC for approval no later than 60 days after the Effective Date of this Agreement. Subcontracts entered into after the Effective Date of this Agreement must be submitted no later than 30 days prior to the date of execution of the Subcontract. CONTRACTOR must also make Non-Provider Subcontracts available to HHSC upon request, at the time and location requested by HHSC.

                    HHSC has 15 business days to review the Subcontract and
               recommend any suggestions or required changes. If HHSC has not responded to CONTRACTOR by the fifteenth day, CONTRACTOR may execute the Subcontract. HHSC reserves the right to request CONTRACTOR to modify any Subcontract that has been deemed approved.

                    The form and substance of all Subcontracts, including
               subsequent amendments, are subject to approval by HHSC. HHSC retains the authority to reject or require changes to any provisions of the Subcontract that do not comply with the requirements or duties and responsibilities of this Agreement or create significant barriers for HHSC in carrying out its duty to monitor compliance with the Agreement.

                    Additionally, if CONTRACTOR desires to enter into a
               Non-Provider Subcontract that has a value over $100,000, CONTRACTOR must obtain prior written approval from HHSC. HHSC reserves the right to require the replacement of any Non-Provider Subcontractor, which HHSC will not unreasonably require.

                    For SFY 2006, all current non-provider management and
               administrative subcontracts valued at $100,000 or more per year must be resubmitted to HHSC for review and approval. These subcontracts must be submitted to HHSC by September 30, 2005. HHSC approvals will be completed by November 30, 2005. HHSC reserves the right to request CONTRACTOR to modify any subcontract that has been executed and/or approved."

SECTION 2.10 MODIFICATION TO APPENDIX C, SCOPE OF BENEFITS

     Appendix C, Scope of Benefits, is modified as shown in the copy of Appendix C that accompanies this Amendment as Exhibit 1. which is incorporated into the Agreement by reference.

SECTION 2.11 MODIFICATION TO APPENDIX D, CHIP FINANCIAL-STATISTICAL REPORT, OF THE AGREEMENT

     Appendix D is modified as shown in the copy of Appendix D that accompanies this Amendment as Exhibit 2. which is incorporated into the Agreement by reference.

SECTION 2.12 MODIFICATION TO APPENDIX E, REPORTS

     Appendix E is modified by the addition of Appendix E.8, Delivery Supplemental Payment Report, which accompanies this Amendment as Exhibit 3, and which is incorporated into the Agreement by reference.

             ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC AND THE CONTRACTOR HAVE EACH CAUSED THIS AMENDMENT TO BE SIGNED AND DELIVERED BY ITS DULY AUTHORIZED REPRESENTATIVE.

AMERIGROUP TEXAS, INC.                        HEALTH & HUMAN SERVICES COMMISSION


By: /s/ Fred Dunlap                           By: /s/ C E Bell M O for
    ---------------------------------            -------------------------------
    Fred Dunlap                                  Albert Hawkins
    Senior Vice President, Health Plan           Executive Commissioner
    Operations

Date: 8/4/05                                  Date: 8/23/05

                                    EXHIBIT 1

                                   APPENDIX C
                             CHIP SCOPE OF BENEFITS

                             CHIP SCOPE OF BENEFITS

Covered CHIP services must meet the CHIP definition of "medically necessary." "Medically necessary" health services are:

A. Physical:

- Reasonable and necessary to prevent illnesses or medical conditions, or provide early screening, interventions, and/or treatments for conditions that cause suffering or pain, cause physical malformation or limitations in function, threaten to cause or worsen a disability, cause illness or infirmity of a Member, or endanger life;

- provided at appropriate facilities and at the appropriate levels of care for the treatment of Members' medical conditions;

- consistent with health care practice guidelines and standards that are issued by professionally recognized health care organizations or governmental agencies;

-    consistent with the diagnoses of the conditions; and

- no more intrusive or restrictive than necessary to provide a proper balance of safety, effectiveness, and efficiency.

These "medically necessary" health services:

- could not be omitted without adversely affecting the Member's physical health or the quality of care rendered.

B. Behavioral:

- reasonable and necessary for the diagnosis or treatment of a mental health or chemical dependency disorder or to improve or to maintain or to prevent deterioration of function resulting from the disorder; and

- provided in accordance with professionally accepted clinical guidelines and standards of practice in behavioral health care.

Emergency care is a covered CHIP service. "Emergency" and "emergency condition" means a medical condition of recent onset and severity, including, but not limited to, severe pain that would lead a prudent layperson, possessing an average knowledge of medicine and health, to believe that the child's condition, sickness, or injury is of such a nature that failure to get immediate care could result in:

-    placing the child's health in serious jeopardy;

-    serious impairment to bodily functions;

-    serious dysfunction of any bodily organ or part;

-    serious disfigurement; or

- in the case of a pregnant woman, serious jeopardy to the health of the fetus.

"Emergency services" and "emergency care" means health care services provided in an in-network or out-of-network hospital emergency department or other comparable facility by in-network or out-of network physicians, providers, or facility staff to evaluate and stabilize medical conditions. Emergency services also include, but are not limited to any medical screening examination or other evaluation required by state or federal law that is necessary to determine whether an emergency condition exists.

There is no lifetime maximum on benefits; however, 12-month period, enrollment period (a 6-month period) or lifetime limitations do apply to certain services, as specified in the following chart. If services with a 12-month limit are all used within one 6-month enrollment period, these particular services are not available during the second 6-month enrollment period. Co-pays apply until a family reaches its specific cost-sharing maximum.

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   ---------------------------
INPATIENT GENERAL      Medically necessary services       -    [Requires] [May require] [Does not        -    Applicable level of
ACUTE AND INPATIENT    include, but are not limited to,        require] prior authorization for non-          inpatient co-pay
REHABILITATION         the following:                          emergency care and following                   applies
                                                               stabilization of an emergency condition
HOSPITAL SERVICES      -    Hospital-provided physician
                            or provider services          -    [Requires] [May require] [Does not
                                                               require] prior authorization for in-
                       -    Semi-private room and board        network or out-of-network facility for
                            (or private if medically           a mother and her newborn(s) after 48
                            necessary as certified by          hours following an uncomplicated
                            attending)                         vaginal delivery and after 96 hours
                                                               following an uncomplicated delivery by
                       -    General nursing care               caesarian section

                       -    ICU and services

                       -    Patient meals and special
                            diets

                       -    Operating, recovery and
                            other treatment rooms

                       -    Anesthesia and
                            administration (facility
                            technical component)

                       -    Surgical dressings, trays,
                            casts, splints

                       -    Drugs, medications and
                            biologicals, blood or blood
                            products not provided
                            free-of-charge to the
                            patient and their
                            administration

                       -    X-rays, imaging and other
                            radiological tests
                            (facility technical
                            component)

                       -    Laboratory and pathology
                            services (facility
                            technical component)

                       -    Machine diagnostic tests
                            (EEGs, EKGs, etc)

                       -    Oxygen services and
                            inhalation therapy

                       -    Radiation and chemotherapy

                       -    Access to DSHS- designated
                            Level III perinatal centers
                            or hospitals meeting
                            equivalent levels of care

                       -    In-network or out-of-
                            network facility for a
                            mother and her newborn(s)
                            for a minimum of 48 hours

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   ---------------------------
                            following an uncomplicated
                            vaginal delivery and 96
                            hours following an
                            uncomplicated delivery by
                            caesarian section

                       -    Hospital, physician and
                            related medical services,
                            such as anesthesia,
                            associated with dental care

TRANSPLANTS            Medically necessary                -    [Requires] [May require] [Does not        -    Co-pays do not apply
                       services include:                       require] authorization

                       -    Using up-to-date FDA
                            guidelines, all
                            non-experimental human
                            organ and tissue
                            transplants and all forms
                            of non-experimental
                            corneal, bone marrow and
                            peripheral stem cell
                            transplants, including
                            donor medical expenses

SKILLED NURSING        Medically necessary                -    [Requires] [May require] [Does not        -    Co-pays do not apply
FACILITIES             services include, but are               require] authorization and physician
(INCLUDES              not limited to, the                     prescription
REHABILITATION         following:
HOSPITALS)
                       -    Semi-private room and board   -    60 days per 12-month period limit

                       -    Regular nursing services

                       -    Rehabilitation services

                       -    Medical supplies and use of
                            appliances and equipment
                            furnished by the facility

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   ---------------------------
OUTPATIENT HOSPITAL,   Medically necessary services       -    [Requires] [May require] [Does not        -    Applicable level of
COMPREHENSIVE          include, but are not limited to,        require] prior authorization and               co-pay applies to
OUTPATIENT             the following services provided         physician prescription                         prescription drug
REHABILITATION         in a hospital clinic, a clinic                                                         services
HOSPITAL, CLINIC       or health center, hospital-based
(INCLUDING HEALTH      emergency department or an                                                        -    Co-pays do not apply
CENTER) AND            ambulatory health care setting:                                                        to preventive services
AMBULATORY HEALTH
CARE CENTER            -    X-ray, imaging, and
                            radiological tests
                            (technical component)

                       -    Laboratory and pathology
                            services (technical
                            component)

                       -    Machine diagnostic tests

                       -    Ambulatory surgical
                            facility services

                       -    Drugs, medications and
                            biologicals

                       -    Casts, splints, dressings

                       -    Preventive health services

                       -    Physical, occupational and
                            speech therapy

                       -    Renal dialysis

                       -    Respiratory Services

                       -    Radiation and chemotherapy

                       -    Blood or blood products not
                            provided free-of-charge to
                            the patient and the
                            administration of these
                            products

                       -    Facility and related
                            medical services, such as
                            anesthesia, associated with
                            dental care, when provided
                            in a licensed ambulatory
                            surgical facility.

PHYSICIAN/PHYSICIAN    Medically necessary services       -    [Requires] [May require] [Does not        -    Applicable level of
EXTENDER               include, but are not limited to,        require] prior authorization for               co-pay applies to
PROFESSIONAL           the following:                          specialty services                             office visits
SERVICES
                       -    American Academy of                                                          -    Co-pays do not apply
                            Pediatrics recommended                                                            to preventive visits
                            well-child exams and                                                              or to prenatal visits
                            preventive health services                                                        after the first visit
                            (including but not limited
                            to vision and hearing
                            screening and
                            immunizations)

                       -    Physician office visits,
                            inpatient and outpatient

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   ---------------------------
                            services

                       -    Laboratory, x-rays, imaging
                            and pathology services,
                            including technical
                            component and/or
                            professional interpretation

                       -    Medications, biologicals
                            and materials administered
                            in physician's office

                       -    Allergy testing, serum and
                            injections

                       -    Professional component
                            (in/outpatient) of surgical
                            services, including:

                            -    Surgeons and assistant
                                 surgeons for surgical
                                 procedures including
                                 appropriate follow-up
                                 care

                            -    Administration of
                                 anesthesia by
                                 physician (other than
                                 surgeon) or CRN A

                            -    Second surgical
                                 opinions

                            -    Same-day surgery
                                 performed in a
                                 hospital without an
                                 over-night stay

                            -    Invasive diagnostic
                                 procedures such as
                                 endoscopic examination

                       -    Hospital-based physician
                            services

                       -    (including
                            physician-performed
                            technical and
                            interpretative components)

                       -    In-network and
                            out-of-network physician
                            services for a mother and
                            her newborn(s) for a
                            minimum of 48 hours
                            following an uncomplicated
                            vaginal delivery and 96
                            hours following an

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   -------------------------
                       uncomplicated delivery by
                       caesarian section

                       -    Physician services
                            medically necessary to
                            support a dentist providing
                            dental services to a CHIP
                            member such as general
                            anesthesia or intravenous
                            (IV) sedation.

DURABLE MEDICAL        Covered services include DME       -    [Requires] [May require] [Does not        -    Co-pays do not apply
EQUIPMENT (DME),       (equipment which can withstand          require] prior authorization and
PROSTHETIC DEVICES     repeated use, and is primarily          physician prescription
AND DISPOSABLE         and customarily used to serve a
MEDICAL SUPPLIES       medical purpose, generally is      -    $20,000 12-month period limit for DME,
                       not useful to a person in the           prosthetics, devices and disposable
                       absence of illness, injury or           medical supplies (diabetic supplies and
                       disability, and is appropriate          equipment are not counted against this
                       for use in the home), devices           cap)
                       and supplies that are medically
                       necessary and necessary for one
                       or more activities of daily
                       living, and appropriate to
                       assist in the treatment of a
                       medical condition, including,
                       but not limited to:

                       -    Orthotic braces and
                            orthotics

                       -    Prosthetic devices such as
                            artificial eyes, limbs and
                            braces

                       -    Prosthetic eyeglasses and
                            contact lenses for the
                            management of severe
                            ophthalmologic disease

                       -    Hearing aids

                       -    Other artificial aids

                       -    Implantable devices are
                            covered under Inpatient and
                            Outpatient services and do
                            not count towards the DME
                            12-month period limit.

                       -    Diagnosis-specific medical
                            supplies, including
                            diagnosis-specific
                            prescribed specialty
                            formulas and dietary
                            supplements

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   -------------------------
HOME AND COMMUNITY     Medically necessary services are   -    [Requires] [May require] [Does not        -    Co-pays do not apply
HEALTH SERVICES        provided in the home and                require] authorization and physician
                       community and include, but are          prescription
                       not limited to:
                                                          -    Services are not intended to replace
                       -    Home infusion                      the child's caretaker or to provide
                                                               relief for the caretaker
                       -    Respiratory therapy
                                                          -    Skilled nursing visits are provided on
                       -    Visits for private duty            intermittent level and not intended to
                            nursing (R.N., L.V.N.)             provide 24-hour skilled nursing
                                                               services
                       -    Skilled nursing visits as
                            defined for home health       -    Services are not intended to replace
                            purposes (may include R.N.         24-hour inpatient or skilled nursing
                            or L.V.N.).                        facility services

                       -    Home health aide when
                            included as part of a plan
                            of care during a period
                            that skilled visits have
                            been approved

                       -    Speech, physical and
                            occupational therapies.

INPATIENT MENTAL       Medically necessary services       -    [Requires] [May require] [Does not        -    Applicable level of
HEALTH SERVICES        include, but are not limited to:        require] prior authorization for               inpatient co-pay
                                                               non-emergency services                         applies
                       -    mental health services
                            furnished in a free-          -    Does not require PCP referral.
                            standing psychiatric
                            hospital, psychiatric units   -    Inpatient mental health services are
                            of general acute care              limited to:
                            hospitals and
                            state-operated facilities.    -    45 days 12-month period inpatient limit

                       -    Neuropsychological and        -    Includes inpatient psychiatric
                            psychological testing.             services, up to 12-month period limit,
                                                               ordered by a court of competent
                                                               jurisdiction under the provisions of
                                                               Chapters 573 and 574 of the Texas
                                                               Health and Safety Code, relating to
                                                               court ordered commitments to
                                                               psychiatric facilities. Court order
                                                               serves as binding determination of
                                                               medical necessity. Any modification or
                                                               termination of services must be
                                                               presented to the court with
                                                               jurisdiction over the matter for
                                                               determination.

                                                          -    25 days of the inpatient benefit can be
                                                               converted to residential treatment,
                                                               therapeutic foster care or other
                                                               24-hour therapeutically planned and
                                                               structured services or sub-acute

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                            CO-PAY
   ---------------     --------------------------------   --------------------------------------------   -------------------------
                                                          outpatient (partial hospitalization or
                                                          rehabilitative day treatment) mental health
                                                          services on the basis of financial
                                                          equivalence against the inpatient per diem
                                                          cost

                                                          -    20 of the inpatient days must be held
                                                               in reserve for inpatient use only

OUTPATIENT MENTAL      -    Medically necessary           -    [Requires] [May require]                  -   Applicable level of
HEALTH SERVICES             services include, but are          [Does not require] prior                      co-pay applies to
                            not limited to, mental             authorization.                                office visits.
                            health services provided on
                            an outpatient basis.          -    Does not require PCP
                                                               referral.
                       -    Medication management
                            visits do not count against   -    The visits can be furnished
                            the outpatient visit limit.        in a variety of
                                                               community-based settings
                       -    Neuropsychological and             (including school and
                            psychological testing.             home-based) or in a
                                                               state-operated facility.

                                                          -    Up to 60 days 12-month
                                                               period limit for
                                                               rehabilitative day
                                                               treatment.

                                                          -    60 outpatient visits
                                                               12-month period limit

                                                          -    60 rehabilitative day
                                                               treatment days can be
                                                               converted to outpatient
                                                               visits on the basis of
                                                               financial equivalence
                                                               against the day treatment
                                                               per diem cost.

                                                          -    60 outpatient visits can be
                                                               converted to skills
                                                               training (psycho
                                                               educational skills
                                                               development) or
                                                               rehabilitative day
                                                               treatment on the basis of
                                                               financial equivalence
                                                               against the outpatient
                                                               visit cost.

                                                          -    Includes outpatient
                                                               psychiatric services, up to
                                                               12-month period limit,
                                                               ordered by a court of
                                                               competent jurisdiction
                                                               under the provisions of
                                                               Chapters 573 and 574 of the
                                                               Texas Health and Safety
                                                               Code, relating to court
                                                               ordered commitments to
                                                               psychiatric facilities.
                                                               Court order serves as

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                            CO-PAY
   ---------------     --------------------------------   --------------------------------------------   -------------------------
                                                          binding determination of medical necessity.
                                                          Any modification or termination of services
                                                          must be presented to the court with
                                                          jurisdiction over the matter for
                                                          determination.

                                                          -    Inpatient days converted to sub-acute
                                                               outpatient services are in addition to
                                                               the outpatient limits and do not count
                                                               towards those limits.

                                                          -    A Qualified Mental Health Professional
                                                               (QMHP), as defined by and credentialed
                                                               through the Texas Department of State
                                                               Health Services (DSHS) standards (TAC
                                                               Title 25, Part 11, Chapter 412), is a
                                                               Local Mental Health Authorities
                                                               provider. A QMHP must be working under
                                                               the authority of a DSHS entity and be
                                                               supervised by a licensed mental health
                                                               professional or physician. QMHPs are
                                                               acceptable providers as long as the
                                                               services would be within the scope of
                                                               the services that are typically
                                                               provided by QMHPs. Those services
                                                               include individual and group skills
                                                               training (which can be components of
                                                               interventions such as day treatment and
                                                               in-home services), patient and family
                                                               education, and crisis services.

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   -------------------------
INPATIENT SUBSTANCE    -    Medically necessary           -    [Requires] [May require] [Does not        -    Applicable level
ABUSE TREATMENT             services include, but are          require] prior authorization for               of inpatient
SERVICES                    not limited to, inpatient          non-emergency services                         co-pay applies
                            and residential substance
                            abuse treatment services      -    Does not require PCP referral.
                            including detoxification
                            and crisis stabilization,     -    Medically necessary
                            and 24-hour residential            detoxification/stabilization services,
                            rehabilitation programs.           limited to 14 days per 12-month period.

                                                          -    24-hour residential rehabilitation
                                                               programs, or the equivalent, up to 60
                                                               days per 12-month period.

                                                          -    30 days may be converted to partial
                                                               hospitalization or intensive outpatient
                                                               rehabilitation, on the basis of
                                                               financial equivalence against the
                                                               inpatient per diem cost.

                                                          -    30 days must be held in reserve for
                                                               inpatient use only.

OUTPATIENT SUBSTANCE   -    Medically necessary           -    [Requires] [May require] [Does not        -    Applicable level
ABUSE TREATMENT             outpatient substance abuse         require] prior authorization.                  of co-pay applies
SERVICES                    treatment services include,                                                       to office visits.
                            but are not limited to,       -    Does not require PCP referral.
                            prevention and intervention
                            services that are provided    -    Outpatient treatment services up to a
                            by physician and                   maximum of:
                            non-physician providers,
                            such as screening,            -    Intensive outpatient program (up to 12
                            assessment and referral for        weeks per 12-month period).
                            chemical dependency
                            disorders.                    -    Outpatient services (up to six-months
                                                               per 12-month period)
                       -    Intensive outpatient
                            services is defined as an
                            organized non-residential
                            service providing
                            structured group and
                            individual therapy,
                            educational services, and
                            life skills training which
                            consists of at least 10
                            hours per week for four to
                            12 weeks, but less than 24
                            hours per day.

                       -    Outpatient treatment
                            service is defined as
                            consisting of at least one
                            to two hours per week

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   -------------------------
                            providing structured group
                            and individual therapy,
                            educational services, and
                            life skills training.

REHABILITATION         -    Medically necessary           -    [Requires] [May require] [Does not        -    Co-pays do not apply
SERVICES                    habilitation (the process          require] authorization and physician
                            of supplying a child with          prescription
                            the means to reach
                            age-appropriate
                            developmental milestones
                            through therapy or
                            treatment) and
                            rehabilitation services
                            include, but are not
                            limited to, the following:

                       -    Physical, occupational and
                            speech therapy

                       -    Developmental assessment

HOSPICE CARE           Medically necessary hospice        -    [Requires] [May require] [Does not        -    Co-pays do not apply
SERVICES               services include, but are not           require] authorization and physician
                       limited to:                             prescription

                       -    Palliative care, including    -    Services apply to the hospice diagnosis
                            medical and support
                            services, for those           -    Up to a maximum of 120 days with a 6
                            children who have six              month life expectancy
                            months or less to live, to
                            keep patients comfortable     -    Patients electing hospice services
                            during the last weeks and          waive their rights to treatment related
                            months before death                to their terminal illnesses; however,
                                                               they may cancel this election at
                       -    Treatment for unrelated            anytime
                            conditions is unaffected

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   -------------------------
EMERGENCY SERVICES,    Health plan cannot require         -    [Requires] [May require] [Does not        -    Applicable co-pays
INCLUDING EMERGENCY    authorization as a condition for        require] authorization for                     apply to emergency
HOSPITALS,             payment for emergency conditions        post-stabilization services                    room visits (facility
PHYSICIANS, AND        or labor and delivery.                                                                 only)
AMBULANCE SERVICES
                       Medically necessary covered
                       services include:

                       -    Emergency services based on
                            prudent lay person
                            definition of emergency
                            health condition

                       -    Hospital emergency
                            department room and
                            ancillary services and
                            physician services 24 hours
                            a day, 7 days a week, both
                            by in-network and
                            out-of-network providers

                       -    Medical screening
                            examination

                       -    Stabilization services

                       -    Access to DSHS designated
                            Level I and Level II trauma
                            centers or hospitals
                            meeting equivalent levels
                            of care for emergency
                            services

                       -    Emergency ground, air or
                            water transportation

VISION BENEFIT         Medically necessary services       The health plan may reasonably limit the       -    Applicable level of
                       include:                           cost of the frames/lenses.                          co-pay applies to
                                                                                                              office visits billed
                       -    One examination of the eyes   -    [Requires] [May require] [Does not             for refractive exam
                            to determine the need for          require] authorization for protective
                            and prescription for               and polycarbonate lenses when medically
                            corrective lenses per              necessary as part of a treatment plan
                            12-month period, without           for covered diseases of the eye.
                            authorization

                       -    One pair of non-prosthetic
                            eyewear per 12-month period

CHIROPRACTIC           Medically necessary services do    -    [Requires] [May require] [Does not        -    Applicable level of
SERVICES               not require physician                   require] authorization for twelve              co-pay applies to
                       prescription and are limited to         visits per 12-month period limit               chiropractic office
                       spinal subluxation                      (regardless of number of services or           visits
                                                               modalities provided in one visit)

                                                          -    Requires authorization for additional
                                                               visits.

   TYPE OF BENEFIT          DESCRIPTION OF BENEFIT                         LIMITATIONS                              CO-PAY
   ---------------     --------------------------------   --------------------------------------------   -------------------------
TOBACCO CESSATION      -    Covered up to $100 for a      -    [Requires] [May require] [Does not        -    Co-pays do not apply
PROGRAMS                    12-month period limit for a        require] authorization
                            plan- approved program
                                                          -    Health Plan defines plan-approved
                                                               program.

                                                          -    May be subject to formulary
                                                               requirements.

                                   EXCLUSIONS

- Inpatient and outpatient infertility treatments or reproductive services other than prenatal care, labor and delivery, and care related to disease, illnesses, or abnormalities related to the reproductive system

- Personal comfort items including but not limited to personal care kits provided on inpatient admission, telephone, television, newborn infant photographs, meals for guests of patient, and other articles which are not required for the specific treatment of sickness or injury

- Experimental and/or investigational medical, surgical or other health care procedures or services which are not generally employed or recognized within the medical community

- Treatment or evaluations required by third parties including, but not limited to, those for schools, employment, flight clearance, camps, insurance or court

- Private duty nursing services when performed on an inpatient basis or in a skilled nursing facility

- Mechanical organ replacement devices including, but not limited to artificial heart

- Hospital services and supplies when confinement is solely for diagnostic testing purposes, unless otherwise pre-authorized by Health Plan

-    Prostate and mammography screening

-    Elective surgery to correct vision

-    Gastric procedures for weight loss

-    Cosmetic surgery/services solely for cosmetic purposes

- Out-of-network services not authorized by the Health Plan except for emergency care and physician services for a mother and her newborn(s) for a minimum of 48 hours following an uncomplicated vaginal delivery and 96 hours following an uncomplicated delivery by caesarian section

- Services, supplies, meal replacements or supplements provided for weight control or the treatment of obesity, except for the services associated with the treatment for morbid obesity as part of a treatment plan approved by the Health Plan

-    Acupuncture services, naturopathy and hypnotherapy

-    Immunizations solely for foreign travel

-    Routine foot care such as hygienic care

- Diagnosis and treatment of weak, strained, or flat feet and the cutting or removal of corns, calluses and toenails (this does not apply to the removal of nail roots or surgical treatment of conditions underlying corns, calluses or ingrown toenails)

- Replacement or repair of prosthetic devices and durable medical equipment due to misuse, abuse or loss when confirmed by the Member or the vendor

-    Corrective orthopedic shoes

-    Convenience items

-    Orthotics primarily used for athletic or recreational purposes

- Custodial care (care that assists a child with the activities of daily living, such as assistance in walking, getting in and out of bed, bathing, dressing, feeding, toileting, special diet preparation, and medication supervision that is usually self-administered or provided by a parent. This care does not require the continuing attention of trained medical or paramedical personnel.) This exclusion does not apply to hospice.

-    Housekeeping

- Public facility services and care for conditions that federal, state, or local law requires be provided in a public facility or care provided while in the custody of legal authorities

- Services or supplies received from a nurse, which do not require the skill and training of a nurse

-    Vision training and vision therapy

- Reimbursement for school-based physical therapy, occupational therapy, or speech therapy services are not covered except when ordered by a Physician/PCP

-    Donor non-medical expenses

- Charges incurred as a donor of an organ when the recipient is not covered under this health plan

                                  DME/SUPPLIES

       SUPPLIES         COVERED   EXCLUDED              COMMENTS/MEMBER
       --------         -------   --------           CONTRACT PROVISIONS
                                                     -------------------
Ace Bandages                          X      Exception: If provided by and billed
                                             through the clinic or home care agency
                                             it is covered as an incidental supply.

Alcohol, rubbing                      X      Over-the-counter supply.

Alcohol, swabs             X                 Over-the-counter supply not covered,
(diabetic)                                   unless RX provided at time of
                                             dispensing..

Alcohol, swabs             X                 Covered only when received with IV
                                             therapy or central line kits/supplies.

Ana Kit Epinephrine        X                 A self-injection kit used by patients
                                             highly allergic to bee stings.

Arm Sling                  X                 Dispensed as part of office visit.

Attends (Diapers)          X                 Coverage limited to children age 4 or
                                             over only when prescribed by a physician
                                             and used to provide care for a covered
                                             diagnosis as outlined in a treatment
                                             care plan

Bandages                              X

Basal Thermometer                     X      Over-the-counter supply.

Batteries - initial        X                 For covered DME items

Batteries -                X                 For covered DME when replacement is
replacement                                 necessary due to normal use.

Betadine                              X      See IV therapy supplies.

Books                                 X

Clinitest                  X                 For monitoring of diabetes.

Colostomy Bags                               See Ostomy Supplies.

Communication                         X
Devices

Contraceptive Jelly                   X      Over-the-counter supply. Contraceptives
                                             are not covered under the plan.

Cranial Head Mold                     X

Diabetic Supplies          X                 Monitor calibrating solution, insulin
                                             syringes, needles, lancets, lancet
                                             device, and glucose strips.

Diapers/Incontinent        X                 Coverage limited to children age 4 or
Briefs/Chux                                  over only when prescribed by a physician
                                             and used to provide care for a covered
                                             diagnosis as outlined in a treatment
                                             care plan

Diaphragm                             X      Contraceptives are not covered under the
                                             plan.

Diastix                    X                 For monitoring diabetes.

Diet, Special                         X

Distilled Water                       X

Dressing                   X                 Syringes, needles, Tegaderm, alcohol
Supplies/Central Line                        swabs, Betadine swabs or ointment, tape.
                                             Many times these items are dispensed in
                                             a kit when includes all necessary items
                                             for one dressing site change.

Dressing                   X                 Eligible for coverage only if receiving
Supplies/Decubitus                           covered home care for wound care.

Dressing                   X                 Eligible for coverage only if receiving
Supplies/Peripheral                          home IV therapy.
IV Therapy

Dressing                              X
Supplies/Other

Dust Mask                             X

Ear Molds                  X                 Custom made, post inner or middle ear
                                             surgery

Electrodes                 X                 Eligible for coverage when used with a
                                             covered DME.

Enema Supplies                        X      Over-the-counter supply.

Enteral Nutrition          X                 Necessary supplies (e.g., bags, tubing,
Supplies                                     connectors, catheters, etc.) are
                                             eligible for coverage. Enteral nutrition
                                             products are not covered except for
                                             those prescribed for hereditary
                                             metabolic disorders, a non-function or
                                             disease of the structures that

                                                        COMMENTS/MEMBER
       SUPPLIES         COVERED   EXCLUDED           CONTRACT PROVISIONS
       --------         -------   --------           -------------------
                                             normally permit food to reach the small
                                             bowel, or malabsorption due to disease

Eye Patches                X                 Covered for patients with amblyopia.

Formula                               X      Exception: Eligible for coverage only
                                             for chronic hereditary metabolic
                                             disorders a non-function or disease of
                                             the structures that normally permit food
                                             to reach the small bowel; or
                                             malabsorption due to disease (expected
                                             to last longer than 60 days when
                                             prescribed by the physician
                                             and_authorized by plan.) Physician
                                             documentation to justify prescription of
                                             formula must include:

                                                  -    Identification of a metabolic
                                                       disorder, dysphagia that
                                                       results in a medical need for
                                                       a liquid diet, presence of a
                                                       gastrostomy, or disease
                                                       resulting in malabsorption
                                                       that requires a medically
                                                       necessary nutritional product

                                             Does not include formula:

                                                  -    For members who could be
                                                       sustained on an
                                                       age-appropriate diet.

                                                  -    Traditionally used for infant
                                                       feeding

                                                  -    In pudding form (except for
                                                       clients with documented
                                                       oropharyngeal motor
                                                       dysfunction who receive
                                                       greater than 50 percent of
                                                       their daily caloric intake
                                                       from this product)

                                                  -    For the primary diagnosis of
                                                       failure to thrive, failure to
                                                       gain weight, or lack of growth
                                                       or for infants less than
                                                       twelve months of age unless
                                                       medical necessity is
                                                       documented and other criteria,
                                                       listed above, are met.

                                             Food thickeners, baby food, or other
                                             regular grocery products that can be
                                             blenderized and used with an enteral
                                             system that are not medically necessary,
                                             are not covered, regardless of whether
                                             these regular food products are taken
                                             orally or parenterally.

Gloves                                X      Exception: Central line dressings or
                                             wound care provided by home care agency.

Hydrogen Peroxide                     X      Over-the-counter supply.

Hygiene Items                         X

Incontinent Pads           X                 Coverage limited to children age 4 or
                                             over only when prescribed by a
                                             physician_and used to provide care for a
                                             covered diagnosis as outlined in a
                                             treatment care plan

Insulin Pump               X                 Supplies (e.g., infusion sets, syringe
(External) Supplies                          reservoir and dressing, etc.) are
                                             eligible for coverage if the pump is a
                                             covered item.

Irrigation Sets,           X                 Eligible for coverage when used during
Wound Care                                   covered home care for wound care.

Irrigation Sets,           X                 Eligible for coverage for individual
Urinary                                      with an indwelling urinary catheter.

IV Therapy Supplies        X                 Tubing, filter, cassettes, IV pole,
                                             alcohol swabs, needles, syringes and any
                                             other related supplies necessary for
                                             home IV therapy.

K-Y Jelly                             X      Over-the-counter supply.

Lancet Device              X                 Limited to one device only.

Lancets                    X                 Eligible for individuals with diabetes.

Med Ejector                X

Needles and                                  See Diabetic Supplies
Syringes/Diabetic

Needles and                                  See IV Therapy and Dressing
Syringes/IV and                              Supplies/Central Line.
Central Line

                                                          COMMENTS/MEMBER
       SUPPLIES         COVERED   EXCLUDED              CONTRACT PROVISIONS
       --------         -------   --------              -------------------
Needles and                X                 Eligible for coverage if a covered IM or
Syringes/Other                               SubQ medication is being administered at
                                             home.

Normal Saline                                See Saline, Normal

Novopen                    X

Ostomy Supplies            X                 Items eligible for coverage include:
                                             belt, pouch, bags, wafer, face plate,
                                             insert, barrier, filter, gasket, plug,
                                             irrigation kit/sleeve, tape, skin prep,
                                             adhesives, drain sets, adhesive remover,
                                             and pouch deodorant.
                                             Items not eligible for coverage include:
                                             scissors, room deodorants, cleaners,
                                             rubber gloves, gauze, pouch covers,
                                             soaps, and lotions.

Parenteral                 X                 Necessary supplies (e.g., tubing,
Nutrition/Supplies                           filters, connectors, etc.) are eligible
                                             for coverage when the parenteral
                                             nutrition has been authorized by the
                                             Health Plan.

Saline, Normal             X                 Eligible for coverage:
                                             a) when used to dilute medications for
                                             nebulizer treatments;
                                             b) as part of covered home care for
                                             wound care;
                                             c) for indwelling urinary catheter
                                             irrigation.

Stump Sleeve               X

Stump Socks                X

Suction Catheters          X

Syringes                                     See Needles/Syringes.

Tape                                         See Dressing Supplies, Ostomy Supplies,
                                             IV Therapy Supplies.

Tracheostomy               X                 Cannulas, Tubes, Ties, Holders, Cleaning
Supplies                                     Kits, etc. are eligible for coverage.

Under Pads                                   See Diapers/Incontinent Briefs/Chux.

Unna Boot                  X                 Eligible for coverage when part of wound
                                             care in the home setting. Incidental
                                             charge when applied during office visit.

Urinary, External                     X      Exception: Covered when used by
Catheter & Supplies                          incontinent male where injury to the
                                             urethra prohibits use of an indwelling
                                             catheter ordered by the PCP and approved
                                             by the plan

Urinary, Indwelling        X                 Cover catheter, drainage bag with
Catheter & Supplies                          tubing, insertion tray, irrigation set
                                             and normal saline if needed.

Urinary, Intermittent      X                 Cover supplies needed for intermittent
                                             or straight catherization.

Urine Test Kit             X                 When determined to be medically
                                             necessary.

Urostomy supplies                            See Ostomy Supplies.

                                      EXHIBIT 2

                                      APPENDIX D
                          CHIP FINANCIAL-STATISTICAL REPORT

                                      APPENDIX D
                                   CHIP MCO PROGRAM
                          FINANCIAL STATISTICAL REPORT (FSR)
                             INSTRUCTIONS FOR COMPLETION

OBJECTIVE

All MCOs contracting with the State of Texas to arrange for or to provide healthcare to enrollees in the CHIP Program must submit CHIP MCO FSRs for each Service Delivery Area (SDA) in accordance with the Contract for Services between HHSC and MCO and in accordance with the instructions below.

The MCO must also submit Delegated Network (DN) FSRs for each entity in each SDA with which the MCO subcontracts the responsibility to arrange for or to provide healthcare services to CHIP Program enrollees in accordance with the CHIP Program DN FSR Instructions for Completion. DN FSR reporting is not required for "global" capitation related to dental, vision, or behavioral health services.

GENERAL

All CHIP MCO FSRs must be completed using the locked Microsoft Excel template provided by HHSC. Data integrity is critical to the automated compilation of the data. Do not alter the file name, sheet names, existing cell locations, or formatting of the data in the file and sheets. Do not add or delete any columns or rows. ANY DEVIATIONS FROM THE LOCKED TEMPLATE WILL RENDER THE FSR UNREADABLE BY THE SOFTWARE APPLICATION AND THEREFORE UNACCEPTABLE TO HHSC.

All shaded data fields in the FSR represent fields where data input is required. All data fields not shaded represents referenced data or calculations. All line numbers in these instructions refer to the line numbers in column A on each worksheet.

The following note is included on all FSR pages "NOTE: REPORTING IS ON AN INCURRED BASIS. ALL PRIOR MONTHS' DATA MUST BE UPDATED TO REFLECT EACH REPORTED MONTH ON AN INCURRED BASIS, INCLUDING REVISED MONTHLY IBNR ESTIMATES." Member months data must also be updated in accordance with information provided by the enrollment broker.

FSR PAGE HEADERS

Enter the following information on Part 1. All other page headers are referenced from Part 1.

Organization:    The MCO's official name in Texas, e.g., Amerigroup Texas, Inc.
Service Area:    Bexar, Dallas, El Paso, Harris, Lubbock, Nueces, Tarrant,
                 or Travis
Submission Date: Month, day and year, e.g., December 31, 2002
Submission Type: Quarterly; Year End + 90 Days; Year End + 334 Days
Accrual Date:    Month, day and year, e.g., November 30, 2002

The Accrual Date is the last day of the last month included in the period reported, and that Accrual Date relates to all months reported in the MCO FSR.

PART 1: SUMMARY INCOME STATEMENTS, ALL COVERAGE GROUPS COMBINED - PAGE 1

Line 1 Total Member Months Referenced from Part 3, Line 15 Total Member Months.

Line 2 Premiums (HHSC Capitation) Referenced from Part 3, Line 5 Total Premiums.

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 3 Delivery Supplemental Payments Referenced from Part 3.3 DSP Input, Line
4.

Line 4 Investment Income Enter all interest and dividend income resulting from investment of funds received from the State and Federal Governments under the Managed Care Contract.

Line 5 Other Revenue Enter any and all income generated from the CHIP Medicaid Program other than Premiums (HHSC Capitation), Delivery Supplemental Payments
(DSPs), and Investment Income.

Examples of Other Revenue items are:

-    Any funds received from HHSC other than HHSC Capitation and/or DSPs.

- Invoiced Third Party Administration (TPA) Fees for services rendered to Delegated Networks and/or other organizations that relate to the CHIP Medicaid Program.

Line 6 Total Revenues Calculated as the sum of Line 2 Premiums (HHSC Capitation), Line 3 Delivery Supplemental Payments, Line 4 Investment Income, and Line 5 Other Revenue.

Line 7 Medical Expenses, Capitated Services, Single Service Referenced from Part 4, Line 16 Total Single Service Capitation.

Line 8 Medical Expenses, Capitated Services, Delegated Networks Referenced from
Part 4, Line 17 Total Delegated Networks.

Line 9 Medical Expenses, Fee-For-Service Calculated as Line 11 Total Medical Expenses minus the sum of Line 7 Single Service, Line 8 Delegated Networks, and Line 10IBNR Accrual.

Line 10 Medical Expenses, IBNR Accrual Referenced from Part 4, Line 13 Incurred But Not Reported.

Line 11 Total Medical Expenses Referenced from Part 4, Line 15 Total Medical Expenses.

Line 12 Total Administrative Expenses Referenced from Part 5, Line 21 Total Administrative Expenses.

Line 13 Total Expenses Calculated as the sum of Line 11 Total Medical Expenses and Line 12 Total Administrative Expenses.

Line 14 Net Income Before Taxes Calculated as Line 6 Total Revenues minus Line 13 Total Expenses.

Line 15% of Medical Expense to Premiums and DSPs Calculated as Line 11 Total Medical Expenses divided by the sum of Line 2 Premiums and Line 3 Delivery Supplemental Payments.

Line 16% of Administrative Cost to Premiums Calculated as Line 12 Total Administrative Expenses divided by the sum of Line 2 Premiums and Line 13 Delivery Supplemental Payments.

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 17% of Net Income to Total Revenues Calculated as Line 14 Net Income Before Taxes divided by Line 6 Total Revenues.

Line 18 Performance Assessment Enter the amount of at-risk premium assessed due to substandard performance as a negative amount in the YTD column.

Line 19 Quality Challenge Award Enter the amount of Quality Challenge Award earned as a positive amount in the YTD column.

Line 20 Liquidated Damages Enter the amount of liquidated damages paid to the State as a negative amount in the column of the month paid.

PART 2: STATISTICAL SUMMARY, ALL COVERAGE GROUPS COMBINED - PAGE 2

Line 1 Member Months Referenced from Part 3, Line 15 Total Member Months.

Lines 2 through 7 are $PMPM

Line 2 Premiums Referenced from Part 3, Line 5.

Line 3 Medical Expenses (Excludes Deliveries) Calculated as the difference between Part 4, Line 15 Total Medical Expenses and Part 3.3 DSP Input, Line 18 Total Delivery Expenses divided by Part 3, Line 15 Total Member Months.

Line 4 Premiums > Medical Expenses Calculated as the difference between Line 2 and Line 3.

Line 5 Delivery Supplemental Payments (DSPs) Referenced from Part 3.3 DSP Input Line 12.

Line 6 Delivery Expenses Calculated as Part 3.3 DSP Input, Line 18 Total Delivery Expenses divided by the sum of Part 3 Member Months for appropriate coverage groups on Lines 13 and 14, Age 6-14 and Age 15-18.

Line 7 DSPs > Delivery Expenses Calculated as the difference between Line 5 and Line 6.

Line 8 Average Cost per Delivery Referenced from Part 3.3 DSP Input Line 21.

Lines 9 through 11 are Medical Loss Ratios (MLR).

Line 9 MLR Excluding Deliveries Calculated as Part 4 Line 15 Total Medical Expenses excluding Part 3.3 DSP Input Line 18 Total Delivery Expenses divided by
Part 3 Line 5 Total Premiums.

Line 10 Deliveries Only Calculated as Part 3.3 DSP Input Line 18 Total Delivery Expenses divided by Part 3.3 DSP Input Line 4 Total DSPs.

Line 11 MLR Including Deliveries Referenced from Part 3.1 Line 58 Total Medical Loss Ratio.

Line 12 Paid Medical Expenses Completion Factors Calculated as the difference between Part 4 Line 15 Total Medical Expenses and Part 4 Line 13 Incurred But Not Reported divided by Part 4 Line 15.

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

PART 3: FINANCIAL SUMMARIES, BY COVERAGE GROUPS - PREMIUMS AND ENROLLMENT - PAGE
3

Lines 1 through 4 Premiums Calculated. Each cell in this matrix is the product of the corresponding capitation rate in the matrix of Lines 6 through 9 and the corresponding member months in the matrix of Lines 11 through 14.

Line 5 Total Premiums Calculated as the sum of Lines 1 through 4.

Lines 6 through 9 Premium $PMPM Enter each coverage group's capitation rate applicable to each month. HHSC CAPITATION RATES MAY CHANGE DURING THE CONTRACT PERIOD.

Line 10 Total Premiums $PMPM Calculated as Line 5 Total Premiums divided by Line 15 Total Member Months.

Lines 11 through 14 Member Months Enter the member months based on the Recipient Month Distribution By Risk Group included with the Purchase Voucher Supplement that supports the monthly HHSC capitation payments to the MCO. The Recipient Month Distribution By Risk Group identifies the member months by risk group by eligible months.

Line 15 Total Member Months Calculated as the sum of Lines 11 through 14.

PART 3.1: FINANCIAL SUMMARIES, BY COVERAGE GROUPS - TOTAL MEDICAL EXPENSE AND MEDICAL LOSS RATIOS - PAGE 4

Lines 16 through 19 Total Medical Expense Referenced from the corresponding cells in the four matrices on the Part 3.2 MedExpInput worksheet. The medical expenses reported in the cells at Lines 16 through 19 include the MCO-paid claims, paid single service capitation and delegated network, paid reinsurance premiums, net of collected reinsurance recoveries, and incurred but not reported medical expenses.

Line 20 Total Medical Expense Calculated as the sum of Lines 16 through 19. If
Part 3.1, Line 20 does not equal Part 4, Line 15, the cell will display "Not Balanced." The unnumbered line above line 20 may be used to enter a rounding/adjustment number to facilitate the balancing. The rounding/adjustment number should be an immaterial amount.

Lines 21 through 24 Medical Expense $PMPM Calculated as Total Medical Expense for each coverage group as reported on Lines 16 through 19 divided by the corresponding Member Months for each coverage group as reported on Part 3, Lines 11 through 14.

Line 25 Total Medical Expense $PMPM Calculated as Line 20 Total Medical Expense divided by the Part 3, Line 15 Total Member Months.

Lines 26 through 29 Medical Loss Ratios Calculated. Each cell in this matrix is calculated as follows:

- The numerator is Total Medical Expense from the matrix on Lines 16 through 19.

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

- The denominator is Premium from the matrix on Part 3, Lines 1 through 4 plus the Delivery Supplemental Payments for the eligible coverage groups. The DSPs are equal to Part 3.3 DSP Input, Line 1 Contracted DSP Amount multiplied by the corresponding Number of DSPs on Part 3.3 DSP Input, Lines 5 through 6, plus an allocation of Line 7 Incurred But DSP Not Received. The allocation of Line 7 is based on the ratio of each coverage group's number of DSPs relative to the total number of DSPs reported on Lines 5 through 6.

Line 30 Total Medical Loss Ratio Calculated as Line 20 Total Medical Expenses divided by the sum of Part 3 Line 5 Total Premiums plus Part 3.3 DSP Input Line 4 Total Delivery Supplemental Payments.

PART 3.2: TOTAL MEDICAL EXPENSES INPUT WORKSHEET - BY COVERAGE GROUPS - PAGE 5

Lines 16 through 19 Paid Claims Input Enter MCO-paid claims by coverage groups as incurred, i.e., by the month during which the services were rendered. Include any incentives paid directly to physicians (not networks) as reported on Part 4 Line 14.

Line 20 Total Paid Claims Input Calculated as the sum of Lines 16 though 19.

Lines 16 through 19 Paid Single Service Capitation and Delegated Network Input Enter the single service capitation and delegated network payments by coverage groups by the service months covered by the capitation payments. Include Network Risk Retention/(Loss) as reported on Part 4 Line 14 as a delegated network cost.

Line 20 Total Paid Capitation Input Calculated as the sum of Lines 16 though 19.

Lines 16 through 19 Paid Reinsurance Premiums, Net of Collected Reinsurance Recoveries Input Enter the paid reinsurance premiums, net of collected reinsurance recoveries specific to each coverage group by the months the reinsurance coverage was effective. Collected Reinsurance Recoveries are reported by the appropriate coverage group and by the incurred month of the services to which the recoveries relate. See Part 4 Lines 11 and 12.

Line 20 Total Net Reinsurance Input Calculated as the sum of Lines 16 though 19.

Lines 16 through 19 IBNR Input Enter the MCO's Incurred But Not Reported estimate by coverage group. See Part 4 Line 13.

Line 20 Total IBNR Calculated as the sum of Lines 16 though 19.

PART 3.3: DELIVERY SUPPLEMENTAL PAYMENTS AND DELIVERY EXPENSES - PAGE 6

Line 1 Contracted DSP Amount Enter the DSP rate applicable to each month. Note that HHSC DSP rates may change during the contract period.

Delivery Supplemental Payments ($)

Line 2 DSPs Received by MCO Calculated as the sum of Lines 5 and 6 multiplied by Line 1 Contracted DSP Amount.

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 3 Incurred But DSP Not Received Calculated as the product of Line 1 and Line 7.

Line 4 Total DSPs Calculated as the sum of Line 2 and Line 3.

Lines 5 through 6 Number of Deliveries Enter the sum of the delivery counts from
(1) the accepted DSP records in the monthly DSP submission files, (2) the accepted DSP records that were previously rejected by file edit 102, and (3) the accepted appealed DSP records; reported by coverage groups and incurred months.

Line 7 Incurred But DSP Not Received Enter the difference between the total number of facility delivery discharges based on the IBNR Plan and the sum of Lines 5 through 6.

Line 8 Total Number of Deliveries Calculated as the sum of Lines 5 through 7.

Lines 9 through 10, DSP $PMPM Calculated as the product of Line 1 Contracted DSP Amount and each corresponding cell on Lines 5 through 6, divided by the corresponding Member Months at Part 3, Lines 13 and 14.

Line 11 Incurred But DSP Not Received Calculated as Line 3 Incurred But DSP Not Received divided by the sum of Member Months at Part 3, Lines 13 and 14.

Line 12 Total DSP $PMPM Calculated as Line 4 Total DSPs divided by the sum of Member Months at Part 3, Lines 13 and 14.

Line 13 Paid Claims Calculated as the sum of Lines 5 through 6.

Line 14 Incurred But Not Paid Referenced from Line 10.

Line 15 Total Number of Deliveries Incurred Calculated as sum of Line 13 and Line 14.

Line 16 Paid Claims Referenced from Part 4, Line 18 Total Delivery Expenses.

Line 17 Incurred But Not Paid Enter the unpaid expenses for incurred delivery services based on the MCO's IBNR Plan and the number of incurred deliveries reported on Line 7. Include unpaid delivery expenses incurred by the MCO's delegated networks.

Line 18 Total Delivery Expenses Calculated as the sum of Line 16 and Line 17.

Line 19 Average Cost Per Delivery, Paid Claims Calculated as Line 16 Delivery Expenses, Paid Claims divided by Line 13 Number of Deliveries Incurred, Paid Claims.

Line 20 Average Cost per Delivery Incurred But Not Paid Calculated as Line 17 Delivery Expenses Incurred But Not Paid divided by Line 14 Number of Deliveries Incurred But Not Paid.

Line 21 Average Cost per Delivery Calculated as Line 18 Total Delivery Expenses divided by Lines 15 Total Number of Deliveries Incurred.

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

PART 4: TOTAL MEDICAL EXPENSES, ALL COVERAGE GROUPS COMBINED - PAGE 7

Line 1 Physician Services, Primary Care Enter all paid expenses related to the medical care provided to a member-patient by a physician (M.D. and D.O.) upon first contact with the health care system for treatment of an illness or injury before referral. The PCP performs or directs the performance of primary care services which include, but are not limited to, case management, consultations, family planning, emergency room visits, inpatient visits, maternity care services, office visits, preventive care services, dispensing or prescribing medical supplies and Pharmaceuticals, authorizing referrals to specialists, etc.

Under the Texas Medicaid Managed Care Program, all members are required to have a primary care physician (PCP) when enrolling in a MCO. For expenses to be classified as PCP services, the performing provider at 24K on a CMS-1500 claim must be the member-patient's assigned PCP, and the services do not represent Deliveries - Professional Component. The total amount paid covering all charges on a CMS-1500 claim is classified as PCP expense when the performing provider is the member-patient's PCP.

Line 2 Physician Services, Specialist Enter all paid expenses related to the medical care provided to a patient by a physician (M.D. and D.O.) whose practice is limited to a particular branch of medicine or surgery, e.g., cardiology or radiology, in which a physician specializes and/or is certified by a board of physicians. Generally, a member-patient must have a referral authorized by his/her assigned PCP to receive services from a specialist.

For expenses to be classified as Specialist Physician Services, the performing provider identified at 24K on a CMS-1500 claim must be a physician who is not the member-patient's assigned PCP, and the services do not represent Deliveries
- Professional Component. The total amount paid covering all charges on a CMS-1500 claim is classified as Specialist Physician Services when the performing provider is a physician who is not the member-patient's PCP.

Line 3 Physician Services, Deliveries - Professional Component Enter paid expenses for the services of the delivering physician and the anesthesiologist, unless they are billed as part of the facility charge. Only the delivering physician and the anesthesiologist charges are included on Line 3, as they are the only charges included in the professional component of the DSP. Only those amounts paid for charges on a CMS-1500 claim identified with Delivery CPT Codes (and the HCPCS Codes with Modifiers for the FQHCs and RHCs) are classified as Delivery -- Professional Component. All other amounts paid for charges on the same CMS-1500 claim that are not identified with Delivery Procedure Codes are classified as PCP or Specialist based on the criteria at Lines 1 and 2, respectively.

Line 4 Non-Physician Professional Services Enter all paid expenses for medical care provided by non-physician, healthcare services providers. These include, but are not limited to, audiologists, chiropractors, counselors, dentists, home health aides, licensed vocational nurses, occupational therapists, opticians, optometrists, physical therapists, psychologists, registered nurses, respiratory therapists, social workers, speech therapists, etc.

The total amount paid covering all charges on a CMS-1500 claim is classified as Non-Physician Professional Services when the performing provider at 24K is a non-physician, healthcare

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

services provider. DN FSR reporting is not required for "global" capitation related to dental or vision health services.

Line 5 Emergency Room Services Enter all paid expenses incurred during an encounter in an emergency room, i.e., the section of a healthcare facility intended to provide rapid treatment for victims of sudden illness or trauma. Includes the costs of the emergency room equipment, facility usage, staff, and supplies.

The costs of emergency department ancillary services including laboratory services, radiology services, respiratory therapy services, and diagnostic studies, such as EKGs, CT scans, and supplies are also included on Line 5. Excludes any non-staff, attending or consulting physician; billed separately as PCP and/or specialist services. The total amount paid by the MCO or DN covering all charges on a UB 92 claim that are incurred during an emergency room encounter are classified as Emergency Room Services. Any amount(s) paid for any charges on a UB 92 claim that include emergency room services that were incurred on a different service date than the emergency room encounter are classified as Outpatient Facility Services, unless they represent (an) additional emergency room encounter(s).

Line 6 Outpatient Facility Services Enter all paid expenses for services rendered to a member-patient that remains in a hospital based or freestanding facility, such as an ambulatory surgical center, for less than 24 consecutive hours and the member-patient is discharged from an outpatient status, except for emergency room services.

Outpatient facility services include, but are not limited to, the following items and services performed on an outpatient basis in a hospital based or freestanding facility:

-    Observation, operating, and recovery room charges

-    Surgical operations or procedures, day surgery

-    Laboratory, nuclear medicine, pathology, and radiological services

- Diagnostic, therapeutic, and rehabilitative clinic and/or treatment services

-    Injections, drugs, and medical supplies

-    All medically necessary services and supplies ordered by a physician.

Excludes any non-staff, attending or consulting physician; billed separately as PCP or specialist services. The total amount paid covering all charges on a UB-92 claim is classified as Outpatient Facility Services if the Type of Bill indicates the claim is for outpatient facility services, and there are no emergency room charges included.

Line 7 Inpatient Facility Services, Medical/Surgical Enter all paid expenses for acute care facilities covering inpatient services for medical/surgical stays, intensive care units (ICUs), cardiac/coronary care units (CCUs), burn units, cancer treatment centers, etc. Also includes the expenses of non-acute care inpatient services rendered at extended care/skilled nursing facilities.

Inpatient medical/surgical services include, but are not limited to, the following items and services performed on an inpatient basis:

- Bed and board in semiprivate accommodations or in an intensive care or coronary care unit including meals, special diets, and general nursing services; and an allowance for bed and

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

     board in private accommodations including meals, special diets, and general nursing services up to the hospital's charge for its most prevalent semiprivate accommodations.

- Whole blood and packed red cells reasonable and necessary for treatment of illness or injury.

- Newborn care including routine care and specialized nursery care for newborns with specific problems.

- Other inpatient services include organ/tissue transplant services and rehabilitation services.

-    All medically necessary services and supplies ordered by a physician.

The total amount paid covering all charges on a UB-92 claim is classified as Inpatient Facility Services if the Type of Bill indicates the claim is for inpatient facility services, and there are no delivery charges included.

Line 8 Inpatient Facility Services, Deliveries - Facility Component Enter paid expenses of all delivery services and supplies provided by the facility where the birth takes place, except for the Professional Component. Only those amount(s) paid for charges on a UB-92 claim identified with Delivery ICD-9 Codes are classified as Delivery - Facility Component. Any amount(s) paid for any charges on the same UB-92 inpatient claim that are not identified with Delivery ICD-9 Codes are classified as Inpatient Facility Services - Medical/Surgical.

Line 9 Behavioral Health Services Enter all paid expenses incurred for inpatient and outpatient mental health services and inpatient and outpatient chemical dependency services including both treatment and detoxification of alcohol and substance abuse. Only those amount(s) paid for charges on a CMS-1500 or UB-92 claim identified with Behavioral Health Services ICD-9 and/or Revenue Codes are classified as Behavioral Health Services. Any amount(s) paid for any charges on the same CMS-1500 or UB-92 claim that are not identified with Behavioral Health Services ICD-9 and/or Revenue Codes should be classified in the appropriate medical expense classification. DN FSR reporting is not required for "global" capitation related to behavioral health services.

Line 10 Other Medical Services Enter all paid expenses of all medical services and supplies rendered that are not classified in any of the medical expense classifications above. Other Medical Expenses include, but are not limited to, ambulance services and durable medical equipment (DME), oxygen, and other medical supplies obtained directly from these suppliers, i.e., not obtained incidental to physician, non-physician professional, or facility encounters. The total amount paid covering all charges on a CMS-1500 claim is classified as Other Medical Services.

Line 11 Reinsurance Premiums Enter paid expenses to obtain reinsurance coverage from reinsurance companies that assume all or part of the financial risks associated with catastrophic medical expenses that could, otherwise, be ruinous to the MCO. Also termed Premiums Ceded for Reinsurance. Offset any reinsurance premiums collected for any reinsurance risks assumed.

Line 12 Reinsurance Recoveries Enter any and all return of funds or recovery of paid losses that have been collected from reinsurers associated with a particular case where catastrophic medical expenses have been incurred. Offset any reinsurance recoveries paid for reinsurance risks assumed. Reinsurance Recoveries are recorded in the month(s) in which the healthcare services were rendered to which the recoveries relate.

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 13 Incurred But Not Reported Enter the total medical expenses accrual based on the MCO's IBNR Plan, which includes:

-    Reported claims in process for adjudication,

-    An estimated expense of the incurred but not reported healthcare services,

-    Amounts withheld from paid claims and capitations,

-    Any capitation payable to providers, and

- Any reinsurance payable to reinsurers for ceded risk, net of any reinsurance receivable for assumed risk.

The IBNR medical expenses accrual is an estimate of the expected healthcare expenses incurred but not paid based on claims lag schedules and completion factors, as well as, any counts of services rendered but not billed, e.g., pre-authorized hospital days. Any major change in the claims processing function that was not in effect during the period of time covered by the lag schedules could materially impact the estimated IBNR accrual; hence, actuarial judgment and adjustment may sometimes be needed.

NOTE: NO IBNR SHOULD BE REPORTED ON THE SECOND FINAL FSR REFLECTING EXPENSES PAID THROUGH THE 334TH DAY AFTER THE END OF THE CONTRACT PERIOD.

Line 14 Incentives and/or Network Risk Retention

     1. Enter any incentives paid directly to physicians, i.e., bonuses paid based on quality compliance measures.

And/Or

     2.   Enter the total difference (total balancing amount) between:

          - The sum of the total "global" capitation and other payments paid to all DNs by the MCO reported in the appropriate months to which the capitation applies, and

          - The sum of the total paid claims, total paid single service capitation, and total IBNR medical expense accruals of all DNs for all healthcare services covered by the "global" capitation payments paid to the DNs by the MCO reported in the months in which the services are rendered.

Line 15 Total Medical Expenses Calculated as the sum of Lines 1 through 14.

Included in Total Medical Above:

Line 16 Total Single Service Capitation Enter the total single service capitation paid to providers that do not pay claims to other providers from the capitation payments received. The single service capitation provider does not assume risks beyond a single medical expense classification that the provider agrees to perform in return for the capitation.

Line 17 Total Delegated Networks Enter the total "global" capitation paid to subcontracted IPAs in which the "global" capitation is the funding source for paying claims for healthcare services performed by an integrated delivery system under contract with the IPA specific to each Texas Medicaid SDA. The Delegated Network assumes risks pertaining to the adequacy of the "global" capitation relative to the paid claims for healthcare services classified in more than one

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

medical expense category. Include Network Risk Retention/(Loss) as a delegated network cost (see Line 14).

Line 18 Total Delivery Expenses Calculated as the sum of Line 3 and Line 8 above.

Line 19 Total Related Party Expenses Enter the total medical expenses paid to any companies affiliated with the MCO through common ownership for providing healthcare services in support of the Texas Medicaid SDA operations of the MCO.

Line 20 Not Included in Total Medical Above, Total Value Added Services Enter the expenses paid by the MCO or its DN for healthcare services to Medicaid enrollees that are not covered under the HHSC Capitation nor reimbursed by HHSC. These expenses are the financial responsibility of the MCO and/or its DN. They are not included in Total Medical Expenses in the MCO FSR nor DN FSR, and represent a reconciling item between the HHSC and TDI reportings. The specific Value Added Services are included in the Contract for Services between HHSC and MCO.

PART 5: TOTAL ADMINISTRATIVE EXPENSES, ALL COVERAGE GROUPS COMBINED - PAGE 8

See APPENDIX L, COST PRINCIPLES FOR ADMINISTRATIVE EXPENSES for allowable administrative expenses. Include only administrative expenses that are directly or indirectly in support of the Texas Medicaid service delivery area operations of the MCO. For all expenses other than depreciation, include only paid administrative expenses in the Final FSR.

Enter the appropriate amounts on the following lines:

Line 1 Salaries, Wages, and Other Benefits

Line 2 Employee Bonuses and Commissions

Line 3 Payroll Taxes

Line 4 Legal Fees and Expenses

Line 5 Auditing, Actuarial, and Other Consulting

Line 6 Travel Expenses

Line 7 Marketing and Advertising

Line 8 Postage, Express, and Telephone

Line 9 Printing and Office Supplies

Line 10 Space Rental

Line 11 Utilities and Maintenance

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 12 Building Depreciation

Line 13 Equipment Depreciation

Line 14 Equipment Rental

Line 15 Outsourced Services (EDP, Claims, etc.)

Line 16 Insurance, Except on Real Estate Excludes Reinsurance Premiums.

Line 17 Premium Tax

Line 18 Regulatory Authority Licenses and Fees

Line 19 Affiliated Company Allocations/Charges Enter that portion of any affiliated company management fees and/or other allocations/charges incurred by the affiliate on behalf of the MCO that are charged to the Texas Medicaid SDA operations, which are not allocable to Lines 1 through 18. An MCO paying any management fees to an affiliated company must allocate the costs to the appropriate administrative expense classifications as if the costs had been paid directly by the MCO. The MCO may estimate these expense allocations based on a formula or other reasonable basis and should use the method chosen consistently from year to year, as applicable. Affiliated company management fees, or any portion thereof, are not to be reported on Line 20 Other Expenses.

Line 20 Other Expenses Enter the total of all other expenses not specifically identified in any of the above administrative expense classifications. Include that portion of any non-affiliated management fees that are charged to the Texas Medicaid operations, which are not allocable to Lines 1 through 18. Non-affiliated company management fees, or any portion thereof, are not to be reported on Line 19 Affiliate Company Allocations/Charges.

Line 21 Total Administrative Expenses Calculated as the sum of Lines 1 through
20.

Included in Total Administrative Above:
Line 22 Total Management Fees Enter the total management and/or other similar fees, paid or payable to either affiliates and/or non-affiliates for the management and/or administration of all or part of the MCO's operations. Refer to Line 19 for allocation of affiliate management fees, and Line 20 for allocation of non-affiliate management fees.

Line 23 Total Related Party Expenses Enter the total administrative expenses paid or payable to any companies affiliated with the MCO through common ownership for goods and/or services.

Line 24 Total Administrative Expenses Accrual Enter the total accrual for administrative expenses payable for goods and services received but not paid for as of the end of the period reported in the FSR. Accruals for administrative expenses reported on Line 24 in a previously submitted FSR that have been paid should be reported as zero (0) in the subsequent FSR.

Not Included in Total Administrative Above

                                   APPENDIX D
                                CHIP MCO PROGRAM
                       FINANCIAL STATISTICAL REPORT (FSR)
                           INSTRUCTIONS FOR COMPLETION

Line 25 Allowable Pre-implementation Costs Enter the Pre-implementation Costs that are allowable expenses to the initial contract period only, and are costs incurred between signing the initial contract and the implementation date of the contract.

These costs are excluded from Administrative Expenses, but are taken into account in calculating the first contract period Experience Rebate. If the MCO does not have a profit in the first contract period, these costs are a moot point. If the MCO has a profit, the Pre-implementation Costs are subtracted from the Net Income Before Taxes before applying the experience rebate calculations.

                                   APPENDIX D:
                  CHIP HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:
SERVICE AREA:
SUBMISSION DATE:
SUBMISSION TYPE:
ACCRUAL DATE:

PART 1: SUMMARY INCOME STATEMENTS (DOLLARS), ALL COVERAGE GROUPS COMBINED

INCURRED MONTHS:              Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
1  Total Member Months             0       0       0       0       0       0       0       0       0       0       0       0       0

   Revenues:
2     Premiums (HHSC
         Capitation)               0       0       0       0       0       0       0       0       0       0       0       0       0
3     Delivery Supplemental
         Payments                  0       0       0       0       0       0       0       0       0       0       0       0       0
4     Investment Income                                                                                                            0
5     Other Revenue                                                                                                                0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
6  Total Revenues                  0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
   Medical Expenses:
      Capitated Services:
7        Single Service            0       0       0       0       0       0       0       0       0       0       0       0       0
8        Delegated Networks        0       0       0       0       0       0       0       0       0       0       0       0       0
9     Fee-For-Service              0       0       0       0       0       0       0       0       0       0       0       0       0
10    IBNR Accrual                 0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
11 Total Medical Expenses          0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
12 Total Administrative
      Expenses                     0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
13    Total Expenses               0       0       0       0       0       0       0       0       0       0       0       0       0
                             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
14 Net Income Before Taxes         0       0       0       0       0       0       0       0       0       0       0       0       0
                             ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

15 % of Medical Exp to
      Premiums + DSP         #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
16 % of Administrative Exp
      to Premiums + DSP      #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
17 % of Net Income to Total
      Revenues               #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
18 Performance Assessment
19 Quality Challenge Award
20 Liquidated Damages                                                                                                              0

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.


Part 1                             Page 1 of 8

                                   APPENDIX D:
                  CHIP HMO PROGRAM FINANCIAL-STATISTICAL REPORT

HHSC                    O
SERVICE AREA:           0
SUBMISSION DATE: 01/00/00
SUBMISSION TYPE:        0
ACCRUAL DATE:    01/00/00

PART 2: STATISTICAL SUMMARY, ALL COVERAGE GROUPS COMBINED

INCURRED MONTHS:              Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------             ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
1  TOTAL MEMBER MONTHS             0       0       0       0       0       0       0       0       0       0       0       0       0

   $PMPM:
2  Premiums                  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
3  Medical Expenses
      (Excludes Deliveries)  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
4     Premiums > Medical
         Expenses            #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
5  Delivery Supplemental
      Payments (DSP)         #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
6  Delivery Expenses         #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
7     DSPs > Delivery
      Expenses               #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
8  Average Cost per Delivery #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!

   RATIOS:
   Medical Loss Ratios
   (MLR):
9     MLR Excluding
      Deliveries             #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
10    Deliveries Only        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
11    MLR Including
         Deliveries          #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
12 Paid Medical Expenses
      Completion Factors     #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.


Part 2                             Page 2 of 8

                                   APPENDIX D:
                  CHIP HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:           0
SERVICE AREA:           0
SUBMISSION DATE: 01/00/00
SUBMISSION TYPE:        0
ACCRUAL DATE:    01/00/00

PART 3: FINANCIAL SUMMARIES, BY COVERAGE GROUPS - PREMIUMS AND ENROLLMENT

INCURRED MONTHS:           Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
   PREMIUMS (HHSC
   CAPITATION):
1  Age Group: less than 1       0       0       0       0       0       0       0       0       0       0       0       0       0
2  Age Group: 1-5               0       0       0       0       0       0       0       0       0       0       0       0       0
3  Age Group: 6-14              0       0       0       0       0       0       0       0       0       0       0       0       0
4  Age Group: 15-18             0       0       0       0       0       0       0       0       0       0       0       0       0
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
5     Total Premiums
      (HHSC Capitation)         0       0       0       0       0       0       0       0       0       0       0       0       0
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   PREMIUM $PMPM (HHSC
   CAPITATION):
6  Age Group: less than 1                                                                                                 #DIV/0!
7  Age Group: 1-5                                                                                                         #DIV/0!
8  Age Group: 6-14                                                                                                        #DIV/0!
9  Age Group: 15-18                                                                                                       #DIV/0!
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
10    Total Premium
      $PMPM               #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   MEMBER MONTHS:
11 Age Group: less than 1                                                                                                       0
12 Age Group: 1-5                                                                                                               0
13 Age Group: 6-14                                                                                                              0
14 Age Group: 15-18                                                                                                             0
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
15    Total Member Months       0       0       0       0       0       0       0       0       0       0       0       0       0
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.


Part 3                             Page 3 of 8

                                   APPENDIX D:
                 CHIP HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:           0
SERVICE AREA:           0
SUBMISSION DATE: 01/00/00
SUBMISSION TYPE:        0
ACCRUAL DATE:    01/00/00

PART 3.1: FINANCIAL SUMMARIES, BY COVERAGE GROUPS - TOTAL MEDICAL EXPENSE AND MEDICAL LOSS RATIO

INCURRED MONTHS:           Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
   TOTAL MEDICAL EXPENSE:
16 Age Group: less than 1       0       0       0       0       0       0       0       0       0       0       0       0       0
17 Age Group: 1-5               0       0       0       0       0       0       0       0       0       0       0       0       0
18 Age Group: 6-14              0       0       0       0       0       0       0       0       0       0       0       0       0
19 Age Group: 15-18             0       0       0       0       0       0       0       0       0       0       0       0       0
   Rounding/Adjustment
   Input
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
20    Total Medical
      Expense                   0       0       0       0       0       0       0       0       0       0       0       0       0
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   TOTAL MEDICAL EXPENSE
   $PMPM:
21 Age Group: less than 1 #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
22 Age Group: 1-5         #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
23 Age Group: 6-14        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
24 Age Group: 15-18       #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
25    Total Medical
      Expense $PMPM       #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   MEDICAL LOSS RATIOS:
26 Age Group: less than 1 #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
27 Age Group: 1-5         #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
28 Age Group: 6-14        #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
29 Age Group: 15-18       #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
30    Total Medical Loss
      Ratio               #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.


Part 3.1                           Page 4 of 8

                                   APPENDIX D:
                 CHIP HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:           0
SERVICE AREA:           0
SUBMISSION DATE: 01/00/00
SUBMISSION TYPE:        0
ACCRUAL DATE:    01/00/00

PART 3.2: TOTAL MEDICAL EXPENSES INPUT WORKSHEET - BY COVERAGE GROUPS

INCURRED MONTHS:           Sep-05  Oct-05  NOV-05  Dec-05  JAN-06  Feb-06  Mar-06  Apr-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
   PAID CLAIMS INPUT
   (HMO ONLY):
16 Age Group: less than 1                                                                                                       0
17 Age Group: 1-5                                                                                                               0
18 Age Group: 6-14                                                                                                              0
19 Age Group: 15-18                                                                                                             0
                              ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---
20    Total Paid Claims
      Input                     0       0       0       0       0       0       0       0       0       0       0       0       0
                              ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===

   PAID SINGLE SERVICE CAPITATION AND DELEGATED NETWORK INPUT (MCO ONLY):
16 Age Group: less than 1                                                                                                       0
17 AGE GROUP: 1-5                                                                                                               0
18 Age Group: 6-14                                                                                                              0
19 Age Group: 15-18                                                                                                             0
                              ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---
20    Total Paid
      Capitation Input          0       0       0       0       0       0       0       0       0       0       0       0       0
                              ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===

   PAID REINSURANCE PREMIUMS, NET OF REINSURANCE RECOVERIES INPUT (HMO ONLY):
16 Age Group: less than 1                                                                                                       0
17 Age Group: 1-5                                                                                                               0
18 Age Group: 6-14                                                                                                              0
19 Age Group: 15-18                                                                                                             0
                              ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---
20    Total Net
      Reinsurance Input         0       0       0       0       0       0       0       0       0       0       0       0       0
                              ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===

   IBNR INPUT (MCO ONLY):
16 Age Group: less than 1                                                                                                       0
17 Age Group: 1-5                                                                                                               0
18 Age Group: 6-14                                                                                                              0
19 Age Group: 15-18                                                                                                             0
                              ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---     ---
20    Total IBNR                0       0       0       0       0       0       0       0       0       0       0       0       0
                              ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===     ===

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.


MedExpInput                        Page 5 of 8

                                   APPENDIX D:
                 CHIP HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:           0
SERVICE AREA:           0
SUBMISSION DATE: 01/00/00
SUBMISSION TYPE:        0
ACCRUAL DATE:    01/00/00

PART 3.3: FINANCIAL SUMMARIES, BY COVERAGE GROUPS- DELIVERY SUPPLEMENTAL PAYMENTS AND DELIVERY EXPENSES

INCURRED MONTHS:           Sep-05  Oct-05  Nov-05  Dec-05  Jan-06  Feb-06  Mar-06  APR-06  May-06  Jun-06  Jul-06  Aug-06   YTD
----------------          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
1  CONTRACTED DSP AMOUNT
   DELIVERY SUPPLEMENTAL
   PAYMENTS ($):
2  DSPs Received by MCO         0       0       0       0       0       0       0       0       0       0       0       0       0
3  Incurred But DSP Not
   Received                     0       0       0       0       0       0       0       0       0       0       0       0       0
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
4     Total DSPs ($)            0       0       0       0       0       0       0       0       0       0       0       0       0
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   NUMBER OF DELIVERIES
5  Age Group: 6-14                                                                                                              0
6  Age Group: 15-18                                                                                                             0
7  Incurred But DSP Not
   Received                                                                                                                     0
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
8  Total Number of
   Deliveries                   0       0       0       0       0       0       0       0       0       0       0       0       0
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   DSP $PMPM:
9  Age Group: 6-14        #DIV/0! #D!V/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
10 Age Group: 15-18       #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
11 Incurred But DSP Not
   Received               #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
12    Total DSP $PMPM     #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   NUMBER OF DELIVERIES INCURRED (#):
13 Paid Claims                  0       0       0       0       0       0       0       0       0       0       0       0       0
14 Incurred But Not Paid        0       0       0       0       0       0       0       0       0       0       0       0       0
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
15    Total Number of
      Deliveries Incurred       0       0       0       0       0       0       0       0       0       0       0       0       0
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   DELIVERY EXPENSES ($):
16 Paid Claims                  0       0       0       0       0       0       0       0       0       0       0       0       0
17 Incurred But Not Paid                                                                                                        0
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
18    Total Delivery
      Expenses                  0       0       0       0       0       0       0       0       0       0       0       0       0
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

   AVERAGE COST PER DELIVERY ($):
19 Paid Claims            #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
20 Incurred But Not Paid  #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
21    Average Cost per
      Delivery            #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0! #DIV/0!
                          ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.


DSP Input                          Page 6 of 8

                                   APPENDIX D:
                  CHIP HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:           0
SERVICE AREA:           0
SUBMISSION DATE: 01/00/00
SUBMISSION TYPE:        0
ACCRUAL DATE:    01/00/00

PART 4: TOTAL MEDICAL EXPENSES. ALL COVERAGE GROUPS COMBINED

INCURRED MONTHS:                    Sep-05 Oct-05 Nov-05 Dec-05 Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 YTD
----------------                    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
   Physician Services:
1     Primary Care                                                                                                        0
2     Specialist                                                                                                          0
3     Deliveries - Professional                                                                                           0
      Component
4  Non-Physician Professional                                                                                             0
      Services
5  Emergency Room Services                                                                                                0
6  Outpatient Facility Services                                                                                           0
   Inpatient Facility Services:
7  Medical/Surgical                                                                                                       0
8  Deliveries - Facility
      Component                                                                                                           0
9  Behavioral Health Services                                                                                             0
10 Other Medical Expenses                                                                                                 0
11 Reinsurance Premiums                                                                                                   0
12 Reinsurance Recoveries                                                                                                 0
13 Incurred But Not Reported                                                                                              0
14 Incentives and/or Network Risk                                                                                         0
      Retention
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---
15  Total Medical Expenses             0      0      0      0      0      0      0      0      0      0      0      0     0
                                     ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===   ===

   Included in Total Medical Above:
16 Total Single Service Capitation                                                                                        0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---
17 Total Delegated Networks                                                                                               0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---
18 Total Delivery Expenses             0      0      0      0      0      0      0      0      0      0      0      0     0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---
19 Total Related Party Expenses                                                                                           0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---

   Not Included in Total Medical
      Above:
20 Total Value Added Services                                                                                             0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.


Part 4                             Page 7 of 8

                                   APPENDIX D:
                 CHIP HMO PROGRAM FINANCIAL-STATISTICAL REPORT

ORGANIZATION:           0
SERVICE AREA:           0
SUBMISSION DATE: 01/00/00
SUBMISSION TYPE:        0
ACCRUAL DATE:    01/00/00

PART 5: TOTAL ADMINISTRATIVE EXPENSES, ALL COVERAGE GROUPS COMBINED

INCURRED MONTHS:                    Sep-05 Oct-05 Nov-05 Dec-05 Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 YTD
----------------                    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ---
1  Salaries, Wages, and Other
      Benefits                                                                                                            0
2  Employee Bonuses and Commissions                                                                                       0
3  Payroll Taxes                                                                                                          0
4  Legal Fees and Expenses                                                                                                0
5  Auditing, Actuarial, and Other
      Consulting                                                                                                          0
6  Travel Expenses                                                                                                        0
7  Marketing and Advertising                                                                                              0
8  Postage, Express, and Telephone                                                                                        0
9  Printing and Office Supplies                                                                                           0
10 Space Rental                                                                                                           0
11 Utilities and Maintenance                                                                                              0
12 Building Depreciation                                                                                                  0
13 Equipment Depreciation                                                                                                 0
14 Equipment Rental                                                                                                       0
15 Outsourced Services (EDP,
      Claims, etc.)                                                                                                       0
16 Insurance, Except on Real Estate                                                                                       0
17 Premium Tax                                                                                                            0
18 Regulatory Authority Licenses
      and Fees                                                                                                            0
19 Affiliated Company
   Allocations/Charges                                                                                                    0
20 Other Administrative Expenses                                                                                          0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---
21 Total Administrative Expenses       0      0      0      0      0      0      0      0      0      0      0      0     0
                                     ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===    ===   ===

   Included in Total Administrative
      Above:
22 Total Management Fees                                                                                                  0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---
23 Total Related Party Expenses                                                                                           0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---
24 Total Administrative Expenses
      Accrual                                                                                                             0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---
   Not Included in Total
   Administrative Above:
25 Allowable Pre-implementation
      Costs                                                                                                               0
                                     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---    ---   ---

Note: Reporting is on an incurred basis. All prior months' data must be updated to reflect each reported month on an incurred basis, including revised monthly IBNR estimates.


Part 5                             Page 8 of 8

                                    EXHIBIT 3

                                  APPENDIX E.8
                      DELIVERY SUPPLEMENTAL PAYMENT REPORT

                                  APPENDIX E.8
                   DELIVERY SUPPLEMENTAL PAYMENT (DSP) REPORT

                          MEM.    MEM.
PLAN             MEMBER   LAST   FIRST   MEM.   RISK    MEM.     MEM.                                      ADMIT
CODE   CLAIM *   CHIP *   NAME    NAME    DOB   CODE   YMDEFF   YMDEND   DIAG 1   DIAG 2   DIAG 3   PROC     DT
----   -------   ------   ----   -----   ----   ----   ------   ------   ------   ------   ------   ----   -----

PLAN   DISCHARGE   DELIVERY   INSTITUTION   PROVIDER                                          CAP VS.
CODE      DT          DT          NAME          #      YMDRCVD   YMDPAID   CHECK *   AMTPAY     FFS     OVR
----   ---------   --------   -----------   --------   -------   -------   -------   ------   -------   ---
